EXHIBIT 99-1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the Common Stock, $0.0001 par value, of K12 Inc., a Delaware corporation, and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filings.

The undersigned further agree that each party hereto is responsible for the timely filing of such Statement on Schedule 13G and any amendments thereto, and for the accuracy and completeness of the information concerning such party contained therein; provided, however, that no party is responsible for the accuracy or completeness of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of February 11, 2016.

HIGHLAND FUNDS II, on behalf of its series
Highland Global Allocation Fund

By:	/s/ Dustin Norris
Name: Dustin Norris
Title: Assistant Treasurer

HIGHLAND FUNDS II, on behalf of its series
Highland Small-Cap Equity Fund

By:	/s/ Dustin Norris
Name: Dustin Norris
Title: Assistant Treasurer

HIGHLAND CAPITAL MANAGEMENT FUND
ADVISORS, L.P.

By:	Strand Advisors XVI, Inc., its general partner

By:	/s/ Dustin Norris
Name: Dustin Norris
Title: Assistant Secretary

STRAND ADVISORS XVI, INC.

By:	/s/ Dustin Norris
Name:	Dustin Norris
Title:	Assistant Secretary

NEXPOINT CREDIT STRATEGIES FUND

By:	/s/ Dustin Norris
Name:	Dustin Norris
Title: Secretary

NEXPOINT ADVISORS, L.P.

By:	NexPoint Advisors GP, LLC, its general partner

By:	/s/ Dustin Norris
Name: Dustin Norris
Title: Secretary

Joint Filing Agreement

NEXPOINT ADVISORS GP, LLC

By:	/s/ Dustin Norris
Name:	Dustin Norris
Title:	Secretary

/s/ James D. Dondero
James D. Dondero

Joint Filing Agreement